United states

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2018 sustainable Projects group inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54875	81-5445107
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2316 Pine Ridge Road, 383 Naples, Florida	34109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 239-316-4593

Sustainable Petroleum Group Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	Sustainable Projects Group Inc.	Page 2

Information to be included in report

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a)	Termination of Independent Registered Public Accounting Firm

On May 4, 2018, MNP LLP (“MNP”) resigned as the independent auditor of Sustainable Projects Group Inc. (“SPGX”).

MNP’s audit report on the financial statements of SPGX for the year ended May 31, 2017, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

There have been no disagreements during the fiscal year ended May 31, 2017 and the subsequent interim period up to and including the date of MNP’s resignation between SPGX and MNP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of MNP, would have caused them to make reference to the subject matter of the disagreement in connection with their report on SPGX’s financial statements for that period. During SPGX’s fiscal year ended May 31, 2017, SPGX disclosed that its internal controls over financial reports were not effective. SPGX’s internal control weaknesses were discussed by its Board of Directors with MNP, and MNP has been authorized to respond fully to the inquiries of SPGX’s successor accountants with respect to such weaknesses.

SPGX has provided MNP with a copy of this report and has requested in writing that MNP provide a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the above statements. SPGX has received the requested letter from MNP and has included such letter as an exhibit to this report.

(b)	Appointment of Independent Registered Public Accounting Firm

On May 4, 2018, SPGX appointed Fruci & Associates (“Fruci”) as its new independent auditor. The Board of Directors unanimously approved the engagement of Fruci.

SPGX did not consult with Fruci during the fiscal year ended May 31, 2017 and any subsequent interim period prior to their engagement regarding: (i) the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on SPGX’s financial statements, and neither a written report was provided to SPGX nor oral advice was provided that the newly appointed auditor concluded was an important factor in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event as defined and described in paragraphs (a)(1)(iv) and (a)(1)(v) of Item 304 of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits

Exhibit	Description

16.1	Letter to Securities and Exchange Commission dated May 4, 2018 from MNP LLP regarding change in independent registered public accounting firm.	Included

Form 8-K	Sustainable Projects Group Inc.	Page 3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sustainable Projects Group Inc. has caused this report to be signed on its behalf by the undersigned duly authorized person.

SUStainable Projects group inc.

Dated: May 4, 2018	By:	/s/ Stefan Mühlbauer
Stefan Mühlbauer – CEO